American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2020 ■ Statement of Additional Information dated April 1, 2020
The following replaces the entries for Emerging Markets Small Cap, Focused International Growth, Global Small Cap, International Value, and NT International Value in the Investment Advisor section on page 31 of the Statement of Additional Information:

Fund	Class	Management Fee Rate
Emerging Markets Small Cap	Investor, A, C and R	1.39%
	I	1.19%
	R6	1.04%
Focused International Growth	Investor, A, C and R	1.09%
	I	0.89%
	R6 and G	0.74%
Global Small Cap	Investor, A, C and R	1.10%
	I	0.90%
	R6	0.75%
International Value	Investor, A, C and R	1.10%
	I	0.90%
	R6	0.75%
NT International Value	Investor	1.10%
	G	0.75%

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CL-SPL-96402   2008